                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant / /

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                                            BROADWING, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                                 BROADWING INC.
                             201 EAST FOURTH STREET
                                 P. O. BOX 2301
                             CINCINNATI, OHIO 45202
--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD APRIL 30, 2001

To Our Shareholders:

    The 2001 Annual Meeting of Shareholders of Broadwing Inc. (the "Company") will be held on Monday, April 30, 2001 at 10:00 a.m. Central Time at the STEPHEN F. AUSTIN INTERCONTINENTAL HOTEL, 701 Congress Avenue, Austin, Texas, for the following purposes:

    1. To elect three (3) Class II directors to serve three-year terms ending in 2004; and

    2. To take action upon any other matters that may properly come before the meeting or any adjournments or postponements of the meeting.

    The Board of Directors has fixed the close of business on March 5, 2001, as the record date (the "Record Date") for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the meeting. Only shareholders of record at the close of business on the Record Date are entitled to vote at the Annual Meeting.

    THE VOTE OF EACH SHAREHOLDER IS IMPORTANT. YOU CAN VOTE YOUR SHARES BY ATTENDING THE ANNUAL MEETING OR BY COMPLETING AND RETURNING THE PROXY CARD SENT TO YOU. MOST SHAREHOLDERS CAN ALSO VOTE THEIR SHARES OVER THE INTERNET OR BY TELEPHONE. IF INTERNET OR TELEPHONE VOTING IS AVAILABLE TO YOU, VOTING INSTRUCTIONS ARE PRINTED ON THE PROXY CARD SENT TO YOU.

    We have enclosed the Proxy Statement with this notice of the Annual Meeting.

                                          By Order of the Board of Directors

                                          /s/ Jeffrey C. Smith

                                          Jeffrey C. Smith

                                          Secretary

March 30, 2001

                                 BROADWING INC.
                             201 East Fourth Street
                                 P.O. Box 2301
                             Cincinnati, Ohio 45202

                                PROXY STATEMENT
                     For the Annual Meeting of Shareholders
                      to be held on Monday, April 30, 2001

    This Proxy Statement and the accompanying proxy card are furnished to the shareholders of Broadwing Inc., an Ohio corporation, in connection with the solicitation of proxies by the Board of Directors for use at the 2001 Annual Meeting of Shareholders. The Annual Meeting will be held on Monday, April 30, 2001, beginning at 10:00 a.m. Central Time at the Stephen F. Austin Intercontinental Hotel, 701 Congress Avenue, Austin, Texas. The Notice of Annual Meeting of Shareholders, this Proxy Statement and the annual report of the Company for the year ended December 31, 2000 are first being mailed to the shareholders on or about March 30, 2001.

    The Company's Board of Directors has fixed March 5, 2001, as the record date (the "Record Date") for determining shareholders entitled to vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting. Only shareholders of record at the close of business on that date will be entitled to vote at the Annual Meeting.

    The agenda for the Annual Meeting is as follows:

    1. Elect three (3) Class II directors to serve three-year terms ending in 2004; and

    2. Consider any other matters which properly come before the meeting or any adjournments or postponements of the meeting.

                      PLEASE VOTE--YOUR VOTE IS IMPORTANT

    Broadwing Inc. is a full-service, local and national provider of data and voice communications services, and a regional provider of wireless communications services. Its services fall into four major categories:
(i) broadband services which include broadband transport, Internet services, switched long distance, data collocation, information technology consulting, network construction and other services, as well as the leasing of network capacity in the form of indefeasable right-to-use agreements (ii) local communications services which includes local telephone service, network access, data transport, high-speed Internet access, switched long distance and other ancillary products and services provided to customers in southwestern Ohio, northern Kentucky and southeastern Indiana; (iii) wireless services which include advanced digital personal communications and sales of related communications equipment to customers in its Greater Cincinnati and Dayton/Ohio operating areas; and (iv) other communications services which includes the resale of voice long distance, the publishing of Yellow Pages directories, web-hosting and Internet-based services and public payphone services provided primarily within the midwestern United States.

     QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q: WHY AM I RECEIVING THESE PROXY MATERIALS?

A: The Board is providing these proxy materials to you in connection with the Annual Meeting of Shareholders, which will take place on April 30, 2001. As a shareholder, you are invited to attend the meeting and are entitled to and requested to vote on the proposals described in this Proxy Statement.

Q: WHAT INFORMATION IS CONTAINED IN THESE MATERIALS?

A: This Proxy Statement includes information relating to the proposals to be voted on at the meeting, the voting process, the compensation of directors and certain officers, and certain other information required by the rules and regulations of the Securities and Exchange Commission. Our 2000 Annual Report, including our full 2000 consolidated financial statements, is also enclosed.

Q: WHAT PROPOSALS WILL BE VOTED ON AT THE MEETING?

A: There is one proposal scheduled to be voted on at the meeting:

    - The election of Class II directors

Q: WHAT IS BROADWING'S VOTING RECOMMENDATION?

A: The Board recommends that you vote your shares "FOR" each of the nominees to the Board.

Q: WHAT SHARES CAN I VOTE?

A: You may vote all the Company's common shares and the 6 3/4% Cumulative
    Convertible Preferred Shares you own as of the close of business on the Record Date. These shares include: (1) shares held directly in your name as the shareholder of record, including common shares purchased through Broadwing's Employee Stock Ownership Plan (ESOP), Employee Stock Purchase Plan (ESPP), Retirement Savings Plan, and Savings and Security Plan and credited to your account under any of such plans, and (2) shares held for you as the beneficial owner through a stockbroker or bank.

Q: WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND
    AS A BENEFICIAL OWNER?

A: Many Broadwing shareholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

    SHAREHOLDER OF RECORD

    If your shares are registered directly in your name with Broadwing's transfer agent, The Fifth Third Bank, you are considered the shareholder of record for those shares, and these proxy materials are being sent directly to you by Broadwing. As a shareholder of record, you have the right to grant your voting proxy directly to Broadwing to vote, or to vote in person at the meeting. Broadwing has enclosed a proxy card for you to use.

    BENEFICIAL OWNER

    If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and your broker or nominee is considered to be the shareholder of record. If you are a beneficial owner, your broker or nominee will forward these proxy materials to you. As the beneficial owner, you have the right to direct your broker to vote and are also invited to attend the meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. Your broker or nominee has enclosed or provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

Q: HOW CAN I VOTE MY SHARES AT THE MEETING?

A: Shares held directly in your name as the shareholder of record may be voted in person at the Annual Meeting. If you choose to do so, please bring the enclosed proxy card and proof of identification.

Q: HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE MEETING?

A: Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct your vote without attending the meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. In most instances, you will be able to do this over the Internet, by telephone or by mail. Please refer to the summary instructions below and those included on your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee.

    By Internet--If you have Internet access, you may submit your proxy from any location by following the "Vote by Internet" instructions on the proxy card.

    By telephone--If you live in the United States or Canada, you may submit your proxy by following the "Vote by Phone" instructions on the proxy card.

    By mail--You may do this by signing your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee, and mailing it in the accompanying enclosed, pre-addressed envelope. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described below in "How are votes counted?"

Q: CAN I CHANGE MY VOTE?

A: You may change your proxy instructions at any time prior to the vote at the Annual Meeting. For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), notifying the Company's Secretary in writing that you want to revoke your earlier proxy, or by attending the Annual Meeting, giving notice of your proxy revocation in open meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares held beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.

Q: HOW ARE VOTES COUNTED?

A: In the election of directors, you may vote "FOR" all of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees. If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendation of the Board ("FOR" all of the Company's nominees to the Board and in the discretion of the proxy holders on any other matters that properly come before the meeting), except that common shares you hold in the Retirement Savings Plan or the Savings and Security Plan will be voted by the trustees of such plans in proportion to the way other plan participants vote their shares.

Q: WHAT IS THE VOTING REQUIREMENT TO APPROVE EACH OF THE PROPOSALS?

A: In the election of directors, the three persons receiving the highest number of "FOR" votes will be elected. If you are a beneficial owner and do not provide the shareholder of record with voting instructions, your shares may constitute broker non-votes, as described in "What is the quorum requirement for the meeting?" below. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal.

Q: WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY OR VOTING INSTRUCTION
    CARD?

A: It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q: WHERE CAN I FIND THE VOTING RESULTS OF THE MEETING?

A: We will announce preliminary voting results at the meeting and publish final results in our quarterly report on Form 10-Q for the second quarter of fiscal year 2001.

Q: WHAT HAPPENS IF ADDITIONAL PROPOSALS ARE PRESENTED AT THE MEETING?

A: Other than the proposal described in this Proxy Statement, we do not expect any matters to be presented for a vote at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, James D. Kiggen, Karen M. Hoguet and John M. Zrno, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.

Q: WHAT CLASSES OF SHARES ARE ENTITLED TO BE VOTED?

A: Each common share and each 6 3/4% Cumulative Convertible Preferred Share outstanding as of the close of business on the Record Date is entitled to vote on all items being voted upon at the Annual Meeting. You are entitled to one vote for each common share and for each 6 3/4% Cumulative Convertible Preferred Share you own on the Record Date. The 6 3/4% Cumulative Convertible Preferred Shares vote with the common shares as one class on the proposal described in this Proxy Statement. On the Record Date, we had approximately 217,843,653 common shares and 155,250 6 3/4% Cumulative Convertible Preferred Shares issued and outstanding.

Q: WHAT IS THE QUORUM REQUIREMENT FOR THE MEETING?

A: The quorum requirement for holding the meeting and transacting business is a majority of the shares of common and preferred shares issued and outstanding and entitled to vote at such meeting. However, no action that either the law, the Company's Amended Articles of Incorporation or the Company's Amended Regulations, requires authorization by a designated proportion of the shares of common and/or preferred shares may be authorized or taken by a lesser proportion. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.

    Abstentions are also counted as shares present and entitled to be voted. Broker non-votes, however, are not counted as shares present and entitled to be voted with respect to the matter on which the broker has expressly not voted. Thus, broker non-votes will not affect the outcome of any of the matters being voted upon at the meeting. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner, and (2) the broker lacks discretionary voting power to vote such shares.

Q: WHO WILL COUNT THE VOTES?

A: A representative of The Fifth Third Bank, Broadwing's transfer agent and registrar, will tabulate the votes and act as the inspector of election.

Q: IS MY VOTE CONFIDENTIAL?

A: Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Broadwing or to third parties except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation by our Board. Occasionally, shareholders provide written comments on their proxy card, which are then forwarded to Broadwing's management.

Q: WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE MEETING?

A: Broadwing is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. If you choose to access the proxy materials and/or vote over the Internet, however, you are responsible for Internet access charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. We also have hired
    Georgeson & Company Communications Inc. to assist us in the distribution of proxy materials and the solicitation of votes. We will pay Georgeson & Company Communications Inc. a fee of $10,000 plus expenses for these services. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.

Q: WHAT PERCENTAGE OF THE COMPANY'S ISSUED AND OUTSTANDING SHARES OF VOTING
    STOCK DO OUR DIRECTORS AND OFFICERS OWN?

A: Our directors and officers own approximately 2.3% of our voting stock as of the Record Date. See page 14 for more details.

Q: DO ANY OF OUR SHAREHOLDERS HOLD MORE THAN 5% OF THE ISSUED AND OUTSTANDING
    SHARES OF ANY CLASS OF THE COMPANY'S VOTING STOCK?

A: As of the Record Date, no single shareholder owned more than 5% of the issued and outstanding shares of the Company's voting stock.

Q: WHAT IS HOUSEHOLDING?

A: Householding is a process that allows the Company to reduce costs and increase efficiencies by mailing only one copy of Company communications, such as this Proxy Statement, to multiple shareholders who reside at the same household mailing address. If you and other shareholders at the same householding address are currently receiving only one copy of Company communications at your mailing address, but would like to receive separate copies, please see the instructions on page 29. If you and other shareholders at the same mailing address are currently receiving multiple copies of Company communications, but would like to participate in our Householding program, please see the instructions on page 29.

                        BOARD STRUCTURE AND COMPENSATION

GENERAL INFORMATION

    Our Board currently has 12 directors and the following four committees:
(1) Audit and Finance, (2) Compensation, (3) Executive, and (4) Governance and Nominating. The members and function of each committee are described below. During fiscal year 2000, the Board held seven meetings and each director attended at least 89% of all Board and applicable committee meetings.

                                                                                           GOVERNANCE &
              NAME OF DIRECTOR                AUDIT & FINANCE   COMPENSATION   EXECUTIVE    NOMINATING
              ----------------                ---------------   ------------   ---------   ------------
NON-EMPLOYEE DIRECTORS
Phillip R. Cox..............................     X                 X
J. Taylor Crandall..........................                       X
William A. Friedlander......................     X    *                          X           X
Karen M. Hoguet.............................     X
James D. Kiggen.............................                                     X  *        X   *
John T. LaMacchia...........................                                     X
Daniel J. Meyer.............................                       X                         X
Mary D. Nelson..............................     X
Carl Redfield...............................                       X
David B. Sharrock...........................                       X   *                     X
John M. Zrno................................                                                 X

EMPLOYEE DIRECTORS
Richard G. Ellenberger......................                                     X

Number of Meetings in Fiscal Year 2000......     4                 5             4           2

------------------------

X = Committee member; * = Chair

COMMITTEES OF THE BOARD

    AUDIT AND FINANCE COMMITTEE: The Audit and Finance Committee consists of four persons, none of whom is an officer. The committee oversees the Company's financial reporting process, evaluates the adequacy of the Company's internal controls, reviews the Company's compliance with federal, state and local laws and regulations, and monitors the legal and ethical conduct of Company management and employees. In addition, the committee reviews the Company's financial affairs, including its capital structure, borrowing limits, financing of corporate acquisitions and the performance of its benefit plans.

    Pursuant to Securities and Exchange Commission regulations, effective December 15, 2000, the audit committee of every company subject to the Securities Exchange Act of 1934 is required to have a written charter, which must be filed as an exhibit to its proxy statement once every three years. In 2000 the Board of Directors adopted a written charter for the Audit and Finance Committee and the Company attached the written charter as an exhibit to its 2000 proxy statement dated March 21, 2000.

    COMPENSATION COMMITTEE: The Compensation Committee consists of five persons, none of whom is an officer. The committee reviews the Company's executive compensation and employee benefit plans and programs, including their establishment, modification and administration.

    EXECUTIVE COMMITTEE: The Executive Committee consists of four persons, two of whom are officers. The committee acts on behalf of the Board in certain matters when necessary during the intervals between Board meetings.

    GOVERNANCE AND NOMINATING COMMITTEE: The Governance and Nominating Committee consists of five persons, one of whom is an officer. The committee recommends nominees for the election of directors and officers, monitors the performance of the other Board committees, and informs the Board of shareholder concerns.

DIRECTOR COMPENSATION ARRANGEMENTS

    COMPENSATION FOR EMPLOYEE DIRECTORS

    Directors who are also employees of the Company (or any subsidiary of the Company) receive no additional compensation for serving on the Board or its committees other than their normal salaries.

    GENERAL COMPENSATION RULES FOR NON-EMPLOYEE DIRECTORS

    Directors who are not employees of the Company or any subsidiary of the Company ("non-employee directors") received a $16,000 annual retainer and $1,000 for each Board and committee meeting attended. Also, in 2000 the chairpersons of the Audit and Finance Committee and the Compensation Committee were paid an additional $3,000.

    In lieu of the annual retainer and individual meeting fees, Mr. Kiggen, as Chairman of the Board, received for 2000 a fee of $300,000 and supplemental medical insurance, the cost of which was approximately $1,200.

    EFFECT OF DIRECTORS DEFERRED COMPENSATION PLAN ON COMPENSATION OF
     NON-EMPLOYEE DIRECTORS

    The Broadwing Inc. Deferred Compensation Plan for Outside Directors (the "Directors Deferred Compensation Plan") allows each non-employee director of the Company to choose to defer receipt of all or a part of his or her director fees and annual retainers and to have such deferred amounts credited to an account of the director under the plan. Such account is also credited with assumed interest on such amounts, compounded quarterly at the end of each calendar quarter, at a rate equal to the average interest rate for ten-year United States Treasury notes for the previous quarter. A non-employee director is fully vested at all times in the amounts of the director fees and annual retainers that are credited to his or her account under the plan.

    Each person who was a non-employee director of the Company on January 1, 2000 also had his or her account under the Directors Deferred Compensation Plan credited on such date with an amount equal to the value of 1,500 common shares. A non-employee director will be vested in the amounts credited to his or her account under the plan only if he or she completes at least five years of active service as a non-employee director of the Company (with a fraction of a year of service as a non-employee director being rounded up or down to the nearest whole year).

    Except as is noted below, in the event of a change in control of the Company, when a non-employee director of the Company terminates his or her position as such a director, the vested amounts then credited to his or her account under the Directors Deferred Compensation Plan (including certain amounts credited prior to 1998 or attributable to pre-1998 credits) are paid to him or her (or, in the case of his or her death, to a beneficiary of such non-employee director) in a lump sum payment of stock or in annual installments of stock (up to ten such installments), as the director may elect under the provisions of the plan. However, if a change in control of the Company (as such term is defined in the Directors Deferred Compensation Plan) occurs prior to the non-employee director terminating his or her position as a director of the Company, the amounts credited to his or her account are generally fully vested without regard to the forfeiture provisions noted in the preceding paragraph of this discussion or otherwise provided in the plan, and such amounts are generally paid to the non-employee director in one lump sum payment of stock as of the day next following the date on which the change in control occurs.

    Until paid, all amounts credited to a non-employee director's account under the Directors Deferred Compensation Plan are not funded or otherwise secured, and all payments under the plan are made from the general assets of the Company and its subsidiaries.

    EFFECT OF DIRECTORS STOCK OPTION PLAN ON COMPENSATION OF NON-EMPLOYEE
     DIRECTORS

    The Company grants its non-employee directors stock options to purchase common shares under the Broadwing Inc. 1997 Stock Option Plan for Non-Employee Directors (The 1997 Stock Option Plan for Non-Employee Directors, together with certain predecessor non-employee director stock option plans of the Company, the "Directors Stock Option Plan"). Pursuant to the current terms of such plan, each non-employee director is granted:

    - a stock option for 25,000 common shares on the first day of his or her term of office as a director and

    - a stock option for 9,000 common shares on the date of each annual meeting, if such director first became a non-employee director before the date of such annual meeting and continues in office as a non-employee director after such meeting.

    Each stock option granted a non-employee director under the Directors Stock Option Plan requires that the price to be paid upon the exercise of such option for the Common Shares that are subject to the option will equal 100% of the fair market value of such shares (as determined at the time the option is granted).

    OTHER COMPENSATION FOR NON-EMPLOYEE DIRECTORS

    The Company also provides its non-employee directors with certain telecommunications services. The cost of such services was approximately $668.00 per non-employee director in 2000.

                             ELECTION OF DIRECTORS
                           (ITEM 1 ON THE PROXY CARD)

    The Board of the Company presently consists of twelve members, two of whom are officers of the Company. The Company's Amended Articles of Incorporation provides for the directors to be divided into three classes. At each annual meeting of shareholders, directors constituting a class are elected for three-year terms. The terms of the Class II directors expire in 2001. The terms of the four directors in Class III expire in 2002. The terms of the four directors in Class I expire in 2003. The directors of each class will serve until their respective successors are elected and qualified.

    The Board has nominated Phillip R. Cox, William A. Friedlander and John J. Zrno, all of whom are incumbent directors, as Class II directors, to serve until the 2004 annual meeting of shareholders. Information regarding the business experience of each nominee is provided below.

    On December 13, 2000, the Board passed a resolution increasing the size of the Board to twelve members, and appointed Carl Redfield as a Class I member of the Board.

    John T. LaMacchia will retire from the Board, effective at the close of the 2001 Annual Meeting. On February 5, 2001, the Board passed a resolution setting the size of the Board at eleven members following Mr. LaMacchia's retirement.

    Pursuant to an Investment Agreement dated July 21, 1999 between the Company and Oak Hill Capital Management, Inc., as long as Oak Hill and its affiliated entities hold at least two-thirds of the common shares issued or issuable upon conversion of $400,000,000 of convertible subordinated debentures of the Company, Oak Hill has the right to designate one director. Mr. J. Taylor Crandall is currently the designee of Oak Hill and is serving as a Class III director.

    The shares represented by the accompanying form of proxy will be voted for the election of the Class II director nominees, unless contrary instructions are indicated as provided on the proxy card. (If you do not wish your shares to be voted for particular nominees, please so indicate on the proxy card, or if voting over the Internet or telephone follow the voting instructions provided to you.) If one or more of the nominees should at the time of the meeting be unavailable or unable to serve as a candidate, the shares represented by the proxies will be voted to elect the remaining nominees and any substitute nominee or nominees designated by the Board. The Board knows of no reason why any of the nominees will be unavailable or unable to serve.

OUR RECOMMENDATION

    THE THREE DIRECTOR NOMINEES WHO RECEIVE THE GREATEST NUMBER OF VOTES WILL BE ELECTED TO THE BOARD OF DIRECTORS. VOTES AGAINST A CANDIDATE, ABSTENTIONS AND BROKER NON-VOTES WILL HAVE NO LEGAL EFFECT. THE BOARD RECOMMENDS ELECTION OF EACH OF THE NOMINEES.

    For each director of the Company, including those nominated for election, there follows a brief listing of principal occupation during at least the past five years, other major affiliations and age on the date of this Proxy Statement.

                        NOMINEES FOR CLASS II DIRECTORS
                             (TERMS EXPIRE IN 2004)

Phillip R. Cox                   Mr. Cox has been President and Chief Executive Officer of
[PHOTO]                          Cox Financial Corporation (a financial planning services
                                 company) since 1972. He is a director of Federal Reserve
                                 Bank of Cleveland, Cinergy Corp., BDM International,
                                 Touchstone Mutual Funds, PNC Bank, Ohio, N.A., and Long
                                 Stanton Manufacturing Company. Director since 1993. Age 54.

William A. Friedlander
                                 Mr. Friedlander has been Chairman of Bartlett & Co. (a
[PHOTO]                          registered investment advisor) since 1989; He was Bartlett &
                                 Co.'s Chief Executive Officer from 1966-1989. He is a
                                 director of The Union Central Life Insurance Company and
                                 Center Bank. Director since 1986. Age 68.

John M. Zrno
                                 Mr. Zrno is retired. He was President and Chief Executive
[PHOTO]                          Officer of IXC Communications, Inc. from June 1999-November
                                 1999. He served as President and Chief Executive Officer of
                                 ALC Communications Corporation from 1988-1995. Director
                                 since 1999. Age 62.

                               CLASS I DIRECTORS
                             (TERMS EXPIRE IN 2003)

Richard G. Ellenberger           Mr. Ellenberger has been President and Chief Executive
[PHOTO]                          Officer of the Company since March 1, 1999; Chief Operating
                                 Officer of the Company since July 1, 1998; President and
                                 Chief Executive Officer of Cincinnati Bell Telephone Company
                                 from 1997-1998; and Chief Executive Officer of Broadwing
                                 Communications Inc. since November 9, 1999. He served as
                                 Chief Executive Officer of XLConnect from 1996-1997. He
                                 served as President, Business Services of MCI
                                 Telecommunications, from 1995-1996; Senior Vice President,
                                 Worldwide Sales of MCI Telecommunications, 1994-1995; Senior
                                 Vice President, Branch Operations of MCI Telecommunications,
                                 1993-1994; and Vice President, Southeast Region of MCI
                                 Telecommunications, 1992-1993. He is a director of Ineto,
                                 Inc. Director since 1998. Age 48.

Karen M. Hoguet
                                 Ms. Hoguet is Chief Financial Officer and Senior Vice
[PHOTO]                          President of Federated Department Stores, Inc. (owner and
                                 operator of retail department stores). She has served as a
                                 Senior Vice President since 1991; as Treasurer from
                                 1992-1999; and as Chief Financial Officer since 1997.
                                 Director since 1999. Age 44.

Carl Redfield
                                 Mr. Redfield has been Senior Vice President of Worldwide
[LOGO]                           Manufacturing/ Logistics, Cisco Systems, Inc. since 1999;
                                 Vice President, Manufacturing/ Logistics of Cisco Systems,
                                 Inc., 1993-1999. Before that, he served as Senior Director,
                                 Manufacturing/Logistics Personal Computer Division, Digital
                                 Equipment Corporation, from 1975-1993. He is a director of
                                 CEC Communications, iBasis, and VA Linux Systems. Director
                                 since 2000. Age 54.

David B. Sharrock
                                 Mr. Sharrock has been a consultant since 1994. Prior to
[PHOTO]                          that, he served as Executive Vice President and Chief
                                 Operating Officer of Marion Merrell Dow Inc. (a researcher, manufacturer and seller of pharmaceutical products) from
                                 1989-1993. He served as President and Chief Operating
                                 Officer of Merrell Dow Pharmaceuticals Inc. from 1988-1989.
                                 He is a director of Interneuron Pharmaceuticals Inc., Incara
                                 Pharmaceutical, Inc. and Praecis Pharmaceutical, Inc.
                                 Director since 1987. Age 64.

                              CLASS III DIRECTORS
                             (TERMS EXPIRE IN 2002)

J. Taylor Crandall               Mr. Crandall is Managing Partner of Oak Hill Capital
[PHOTO]                          Management, Inc. and Chief Operating Officer of Keystone. He
                                 is a director of the American Skiing Company, Grove
                                 Worldwide, L.L.C., IP Wireless, Oreck Corporation, Sunterra
                                 Corporation, U.S. Oncology Inc. and Washington Mutual, Inc.
                                 He serves on the Board of Advisors of Oak Hill Capital
                                 Partners and Oak Hill Strategic Partners, L.P. He is a
                                 member of Investment Committees of Insurance Partners, L.P.
                                 and Brazos Fund, L.P.; and a member of the Advisory
                                 Committees of Boston Ventures Limited Partnership V and B-K
                                 Capital Partners, L.P. Director since 1999. Age 47.

James D. Kiggen
                                 Mr. Kiggen has served as Chairman of the Board of the
[PHOTO]                          Company since January 1, 1999. Prior to that, he was
                                 Chairman of the Board of Xtek, Inc. (manufacturer of
                                 engineered steel products for heavy industry) from
                                 1985-1999; He served as a director of Xtek, Inc. from
                                 1999-2000; as Chief Executive Officer of Xtek, Inc. from
                                 1981-1998; and as President of Xtek, Inc. from 1979-1995. He is a director of Fifth Third Bancorp and its subsidiary, The
                                 Fifth Third Bank, and The United States Playing Card
                                 Company. Director since 1983. Age 69.

Daniel J. Meyer
                                 Mr. Meyer is Chairman and Chief Executive Officer of
[PHOTO]                          Milacron, Inc. (a manufacturer of metal working and plastics processing machinery and systems) He served as President of
                                 Milacron, Inc. from 1998-1999; as its Chairman since 1991;
                                 and as its Chief Executive Officer since 1990. He is a
                                 director of The E.W. Scripps Company, AK Steel Corporation and Hubbell Incorporated. Director since 1999. Age 64.

Mary D. Nelson
                                 Mrs. Nelson is retired. She served as President of Nelson &
[PHOTO]                          Co. (consulting actuaries) from 1975-1999. She served as a director of Blount International, Inc. and its subsidiary,
                                 Blount Inc., from 1986-1999 and is currently a director of
                                 The Union Central Life Insurance Company. Director since
                                 1994. Age 67.

    ANY GENERAL STATEMENT THAT INCORPORATES THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES EXCHANGE ACT OF 1934 SHALL NOT BE DEEMED TO INCORPORATE BY REFERENCE THIS AUDIT AND FINANCE COMMITTEE REPORT AND RELATED DISCLOSURE. EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES SUCH REPORT AND RELATED DISCLOSURE BY REFERENCE, THIS INFORMATION SHALL NOT OTHERWISE BE DEEMED TO HAVE BEEN FILED UNDER SUCH ACTS.

                       AUDIT AND FINANCE COMMITTEE REPORT

    The Audit and Finance Committee of the Board has reviewed and discussed the Company's audited financial statements with the management of the Company, and has obtained a report from management assessing the Company's internal controls. The Audit and Finance Committee has discussed with PricewaterhouseCoopers LLP, the Company's independent accountants, the matters required by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380) to be discussed. The Audit and Finance Committee has also received the written disclosures and letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), has discussed with PricewaterhouseCoopers LLP the independence of such independent accounting firm and has considered the question of whether the auditors' provision of non-audit services was compatible with the auditors maintaining their independence. In connection with that discussion, the Company's independent accountants, PricewaterhouseCoopers LLP, disclosed that for services rendered by PricewaterhouseCoopers LLP to Broadwing in 2000 they have billed the following fees and expenses:

Audit Fees for the Calendar Year 2000 Audit
  ($613,320 billed through December 31, 2000)...............  $  703,320
Financial Information Systems Design
  and Implementation Fees...................................  $        0
Tax Compliance and Consulting...............................  $  630,000
Accounting and Regulatory Related Support...................  $  544,183
All Other Fees..............................................  $  552,971
                                                              ----------
  Total.....................................................  $2,430,474

    Based on its review and discussions referred to in the preceding paragraph, the Audit and Finance Committee recommended to the Board that the audited financial statements for the Company's fiscal year ended December 31, 2000 be included in the Company's Annual Report on Form 10-K for the Company's fiscal year ended December 31, 2000.

    Each of the members of the Audit and Finance Committee is independent as defined in Sections 303.01(B)(2)(a) and (3) of the listing standards of the New York Stock Exchange.

    AUDIT AND FINANCE COMMITTEE:
    William A. Friedlander, Chairman
    Phillip R. Cox
    Karen M. Hoguet
    Mary D. Nelson

          STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth the beneficial ownership of common shares and 6 3/4% Cumulative Convertible Preferred Shares as of March 5, 2001 by (i) each beneficial owner of more than five percent (5%) of either class of stock,
(ii) each director and each executive officer named in the Summary Compensation Table on page 18, and (iii) all directors and executive officers of the Company as a group.

    Unless otherwise indicated, the address of each director and executive officer is care of Broadwing at Broadwing's address.

                                                                                                      PERCENT OF
                                                             SHARES BENEFICIALLY                        6 3/4
                                                                 OWNED AS OF        PERCENT OF        CUMULATIVE
NAME AND ADDRESS OF BENEFICIAL OWNER     TITLE OF CLASS         MAR. 5, 2001       COMMON SHARES   PREFERRED SHARES
------------------------------------  --------------------   -------------------   -------------   ----------------
John F. Cassidy                              Common                 160,790             .07
Phillip R. Cox(a)                            Common                  51,661             .02
J. Taylor Crandall(a)                        Common                  34,000             .02
Richard G. Ellenberger(a)                    Common                 850,056             .39
William A. Friedlander(a)(b)(c)              Common                 296,949             .14
Karen M. Hoguet(a)                           Common                  44,000             .02
James D. Kiggen(a)(b)                        Common                 133,375             .06
John T. LaMacchia(a)(b)                      Common               1,140,223             .52
Daniel J. Meyer(a)                           Common                  35,000             .02
Kevin W. Mooney                              Common                 262,198             .12
Mary D. Nelson(a)                            Common                  50,000             .02
Richard S. Pontin                            Common                 182,535             .08
Carl Redfield(a)                             Common                  25,000             .01
David B. Sharrock(a)                         Common                  48,802             .02
Thomas E. Taylor                             Common                 156,925             .07
John M. Zrno(a)                              Common                 847,142             .39
All directors and officers as a
  group (consisting of 26 persons,
  including those named above)                                    5,014,086             2.3

------------------------

(a) Includes common shares subject to outstanding options under the Broadwing Inc. 1997 Long Term Incentive Plan and the Directors Stock Option Plan which are exercisable by such individuals within 60 days. The following options are included in the totals: 567,985 common shares for Mr. LaMacchia; 49,250 common shares for Mr. Friedlander; 72,300 common shares for Mr. Kiggen; 48,600 common shares for Mr. Cox; 30,000 common shares for Mrs. Nelson; 43,000 common shares for Mrs. Hoguet; 42,000 common shares for Mr. Sharrock; 292,475 common shares for Mr. Ellenberger; 34,000 common shares for Mr. Meyer; 34,000 common shares for Mr. Crandall; 846,820 common shares for Mr. Zrno; and 25,000 common shares for Mr. Redfield.

(b) Includes common shares held directly by the director or officer or by a person with whom the director or officer has a duty of trust or confidence such as a spouse, parents, children or sibling, but as to which common shares the director or officer disclaims beneficial ownership: 14,000 for Mr. Friedlander; 3,256 for Mr. Kiggen; 15,296 for Mr. LaMacchia; and 8,603 for all others.

(c) Includes 154,500 common shares as to which Mr. Friedlander disclaims beneficial ownership. Mr. Friedlander has sole investment power as to these 154,500 common shares.

                             EXECUTIVE COMPENSATION

    ANY GENERAL STATEMENT THAT INCORPORATES THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES EXCHANGE ACT OF 1934 SHALL NOT BE DEEMED TO INCORPORATE BY REFERENCE THIS COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION AND RELATED DISCLOSURE. EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES SUCH REPORT AND RELATED DISCLOSURE BY REFERENCE, THIS INFORMATION SHALL NOT OTHERWISE BE DEEMED TO HAVE BEEN FILED UNDER SUCH ACTS.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Compensation Committee of the Board of Directors administers Broadwing's executive compensation program. The Compensation Committee, which is composed of non-employee directors, is responsible for approving and reporting to the Board on all elements of compensation for the Company's Chief Executive Officer ("CEO") and other executive officers. The Compensation Committee has furnished the following report on executive compensation for fiscal year 2000.

    COMPENSATION PHILOSOPHY

    The principles of the executive compensation program established by the Compensation Committee are that:

    - Compensation must be competitive with other companies to attract and retain high-quality executives;

    - A significant portion of executive compensation should be "at risk" and tied to the achievement of specific short and long term performance objectives, principally the Company's earnings and the performance of the Company's common shares, thereby linking executive compensation with the returns realized by shareholders; and

    - Emphasis should be given to the long-term incentive component of each executive's compensation package, rather than to base salary or annual incentives.

    EXECUTIVE COMPENSATION PRACTICES

    The Compensation Committee targets each executive officer's total direct compensation (base salary, annual incentive compensation and long term incentive compensation) to be competitive with the revenue adjusted median of the marketplace, using information from general industry, telecommunications and high-technology surveys conducted by outside consultants.

    COMPONENTS OF EXECUTIVE COMPENSATION

    The Company's executive compensation program for executive officers consists of three components: base salary, annual incentive compensation and long term incentive compensation.

    BASE SALARY. Based on its review of the market data, the Compensation Committee recommended base salary increases for the named executive officers in the Summary Compensation Table set forth on page 18 to ensure equity with the market, reflect the assumption of increased responsibilities and, where appropriate, reflect an analysis of each executive officer's individual performance. The salaries of Messrs. Ellenberger, Mooney, Cassidy, Pontin and Taylor appear in the "Summary Compensation Table" on page 18.

    ANNUAL INCENTIVE. The Company's Short Term Incentive Plan, in which all of the above-named executives participated, was one of the means by which the Compensation Committee encouraged the Company's management to enhance shareholder value. As in the case of base salary, short-term award targets under this plan for 2000 were benchmarked against market data. For
Messrs. Ellenberger, Mooney, Pontin and Taylor to have received a short-term award, the Company must have achieved certain levels of

"earnings before interest, taxes, depreciation & amortization" ("EBITDA") and revenue. The short-term award for Mr. Cassidy was based on various objectives set throughout the year as his positions and responsibilities changed. In addition, a portion of each executive officer's short-term award was based on individual performance.

    LONG TERM INCENTIVES. The Company's executive compensation program currently includes stock options, restricted stock and performance unit awards, which are described below and are intended to more closely align the interests of the Company's executive officers with those of the Company's shareholders.

    In the discretion of the Compensation Committee, the Company awards stock options for the purchase of common shares under the Company's Long Term Incentive Plan.

    The present value of the stock options awarded to executive officers has generally been targeted by the Compensation Committee to represent approximately two-thirds of the present value of the executive's total long-term incentives (with the present value of performance unit award targets constituting the remaining one-third). The options granted during 2000 to the named executive officers are shown in the "Grants of Stock Options in Last Fiscal Year" table on page 20.

    In the discretion of the Compensation Committee, executive officers also have the opportunity to receive performance unit awards under the Long Term Incentive Plan. Under the current policies of the Compensation Committee, each such award generally is, if and when paid, made in a cash payment that is equal to the value (determined at the time the award is paid) of a certain number of common shares based on a comparison of the Company's three-year total shareholder return ("TSR"), including dividends and share price appreciation, to the TSR of a comparison group for the same period.

    In 2000, certain named executive officers were awarded performance units in accordance with the current policies of the Compensation Committee (as described above), with the performance period applicable to each such award being the three-year period that ends on December 31, 2002. The awards are shown in the "Performance Unit Awards Under Long Term Incentive Plan Awards--Last Fiscal Year" table on page 21.

    RESTRICTED STOCK. The Compensation Committee has, in addition to the stock options and performance unit awards, also granted restricted stock to named executive officers.

    Each grant of restricted stock generally provides the executive officer with a certain number of common shares that are subject to forfeiture if the executive fails to continue to be employed by the Company or its subsidiaries for a certain number of years (unless such termination is by reason of the executive's death or disability or after a change in control of the Company has occurred). The Compensation Committee can waive restrictions on any restricted stock awarded.

    The restricted stock grants to each of the named executives for 2000 are shown in the "Summary Compensation Table" on page 18.

    STOCK OWNERSHIP GUIDELINES. To further align the interests of the executive officers and the Company's shareholders, the Compensation Committee has established common shares ownership guidelines for its executive officers. The guidelines provides that the Chief Executive Officer is expected to own common shares having a value of approximately three times his or her base salary. Other executive officers are expected to own common shares having a value of approximately one and one-half times their base salary. Executives are given a reasonable amount of time to satisfy these guidelines.

    COMPENSATION LIMITATION. Section 162(m) of the Internal Revenue Code (the "Code") generally limits the available deduction to the Company for compensation paid to any of the Company's named executives to $1,000,000, except for performance-based compensation that meets certain technical requirements. However, compensation decisions will continue to be based primarily on the extent to which performance goals have been achieved and on whether awards under such plans provide proper incentives to the Company's executives to further the goals of the Company.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

    Mr. Ellenberger served in the capacity of President and CEO during 2000. Based upon the actual EBITDA and revenue results and evaluation of his personal performance, Mr. Ellenberger received the base salary and annual bonus shown in the Summary Compensation Table on page 18. In January 2000, he received options to purchase common shares as shown on page 20. In December 2000, Mr. Ellenberger received a restricted stock grant as shown in the Summary Compensation Table.

Compensation Committee:

David B. Sharrock, Chairman                    Daniel J. Meyer
J. Taylor Crandall                             Carl Redfield
Phillip R. Cox

                             EXECUTIVE COMPENSATION

    The following table shows the compensation of the Chief Executive Officer and the other four most highly compensated executive officers of the Company or any of its subsidiaries for services to the Company and its subsidiaries in all capacities during fiscal year 2000, as well as their compensation for each of the fiscal years ending December 31, 1999 and December 31, 1998.
Mr. Ellenberger served as a director of the Company but received no separate compensation in that capacity.

                           SUMMARY COMPENSATION TABLE

                                                                                            LONG-TERM COMPENSATION
                                                                                   -----------------------------------------
                                                                                              AWARDS               PAYOUTS
                                                     ANNUAL COMPENSATION           ----------------------------   ----------
                                             -----------------------------------                    SECURITIES    LONG-TERM
                                                                   OTHER ANNUAL     RESTRICTED      UNDERLYING    INCENTIVE
                                              SALARY     BONUS     COMPENSATION     STOCK AWARD      OPTIONS       PAYOUTS
  NAME AND PRINCIPAL POSITION       YEAR        $          $             $              ($)            ($)           (#)
  ---------------------------     --------   --------   --------   -------------   -------------   ------------   ----------
Richard G. Ellenberger              2000     $700,000   $610,000           (b)     $  800,000(c)      98,100       $      0
President and Chief                 1999     $550,000   $576,000           (b)     $5,025,000(d)   2,028,000       $      0
Executive Officer                   1998     $345,000   $293,490           (b)     $  436,407(e)   $  54,400(f)    $167,567
Kevin W. Mooney                     2000     $320,000   $320,000           (b)     $  410,000      $  20,000       $      0
Executive Vice President and        1999     $226,640   $240,000           (b)     $  837,500(g)     815,700       $      0
Chief Financial Officer             1998     $201,530   $139,146           (b)     $  197,325(h)      20,000(f)    $      0
John F. Cassidy                     2000     $274,615   $340,000           (b)     $  400,000        415,000       $      0
President--Cincinnati Bell          1999     $205,570   $297,550           (b)     $  670,000(g)     277,300       $      0
                                    1998     $169,396   $282,700           (b)     $        0         12,000(f)    $      0
Richard S. Pontin                   2000     $300,000   $350,000           (b)     $  400,000         25,000       $      0
President and Chief Operating       1999     $190,320   $208,000           (b)     $1,190,375(i)     669,900       $      0
Officer--Broadwing                  1998           --         --         --                --             --             --
Communications Services Inc.
Thomas E. Taylor                    2000     $225,000   $110,000           (b)     $  245,000         20,000       $      0
Secretary and General               1999     $205,000   $119,000           (b)     $  837,500(g)     118,750       $      0
Counsel                             1998     $197,144   $131,048           (b)     $        0         20,000(f)    $      0


                                    ALL OTHER
                                  COMPENSATION
  NAME AND PRINCIPAL POSITION        ($) (A)
  ---------------------------     -------------
Richard G. Ellenberger               $ 6,832
President and Chief                  $     0
Executive Officer                    $     0
Kevin W. Mooney                      $17,631
Executive Vice President and         $ 6,400
Chief Financial Officer              $ 6,400
John F. Cassidy                      $ 6,282
President--Cincinnati Bell           $ 4,000
                                     $ 6,400
Richard S. Pontin                    $17,246
President and Chief Operating        $ 1,820
Officer--Broadwing                        --
Communications Services Inc.
Thomas E. Taylor                     $11,367
Secretary and General                $ 8,174
Counsel                              $ 6,400

(a) Represents Company contributions to defined contribution savings plans and to the Executive Deferred Plan described on page 23.

(b) Does not include the value of perquisites and other personal benefits because the total amount of such compensation, if any, does not exceed the lesser of $50,000 or 10% of the total amount of the annual salary and bonus for the individual for the year.

(c) The Company awarded Mr. Ellenberger 32,570 common shares, 50% vesting on December 13, 2001 and the remaining 50% on December 13, 2002. The value of these shares as of December 31, 2000, based on the average of the high and low price of the common shares on the NYSE on such date, was $754,200.

(d) The Company awarded Mr. Ellenberger 300,000 common shares, of which 25% of such shares vested on each of December 31, 1999 and December 31, 2000, and an additional 25% of such shares will vest on each of December 31, 2001 and 2002. The value of these shares as of December 31, 2000, based on the average of the high and low price of the common shares on the NYSE on such date, was $6,946,890.

(e) The value of restricted stock holdings as of December 31, 2000 was $1,138,300 with respect to 25,000 restricted Convergys common shares granted in connection with the Convergys Spin-Off to all holders of Company restricted share awards (the "Spin-Off Restricted Shares").

(f) Includes: for Mr. Ellenberger, options to purchase 27,200 common shares and options to purchase 27,200 Convergys common shares granted in connection with the Convergys Spin-Off to all holders of Company options (the "Spin-Off Options"); for Mr. Mooney, options to purchase 10,000 common shares and 10,000 Spin-Off Options; for Mr. Cassidy, options to purchase 6,000 common shares and 6,000 Spin-Off Options; and for Mr. Taylor, options to purchase 10,000 common shares and 10,000 Spin-Off Options.

(g) The Company awarded to each of Messrs. Mooney and Taylor a restricted stock grant for 50,000 common shares, 100% vesting on December 31, 2002. As of December 31, 2000, the value of the 50,000 shares awarded under each such grant, based on the average of the high and low price of the common shares on the NYSE on such date, was $1,157,815. Of the 40,000 common shares awarded to Mr. Cassidy, 25% of such shares vested on December 31, 2000; 25% of such shares will vest on May 23 of each year during the three-year period beginning in 2001. The value as of December 31, 2000 of the 40,000 share grant, based on the average of the high and low price of the common shares on the NYSE on such date, was $926,252.

(h) Includes, for Mr. Mooney, 15,000 common shares and 15,000 Spin-Off Restricted Shares. The value of these shares as of December 31, 2000, based on the average of the high and low price on the NYSE of the common shares, was $347,345 and $682,980, respectively.

(i) The Company awarded Mr. Pontin 53,500 common shares, 25% vesting on the first anniversary of the grant and each anniversary thereafter. The value of these shares as of December 31, 2000, based on the average of the high and low price of the common shares on the NYSE, on such date, was $1,238,862.

                  GRANTS OF STOCK OPTIONS IN LAST FISCAL YEAR

    The following table shows all individual grants by the Company of stock options to purchase common shares granted to the named executive officers of the Company during the fiscal year ended December 31, 2000.

                            NUMBER OF       % OF TOTAL                                POTENTIAL REALIZABLE VALUE AT
                            SECURITIES       OPTIONS                                  ASSUMED ANNUAL RATES OF STOCK
                            UNDERLYING      GRANTED TO    EXERCISE                    PRICE APPRECIATION FOR OPTION
                             OPTIONS        EMPLOYEES        OR                                  TERM(b)
                             GRANTED        IN FISCAL    BASE PRICE      EXPIRATION   -----------------------------
           NAME               (#)(a)           YEAR        ($/SH)           DATE         5%($)            10%($)
           ----             ----------      ----------   ----------      ----------   -----------      ------------
Richard G. Ellenberger        98,100(c)        1.692%     $35.9688          1/3/10    $2,219,081       $ 5,623,583

Kevin W. Mooney               20,000(c)        0.345%     $35.9688          1/3/10    $  452,412       $ 1,146,500

John F. Cassidy               15,000(c)        0.259%     $35.9688          1/3/10    $  339,309       $   859,875
                             400,000(d)        6.899%     $23.5313         5/23/10    $5,919,483       $15,001,133

Richard S. Pontin             25,000(c)        0.431%     $35.9688          1/3/10    $  565,515       $ 1,433,125

Thomas E. Taylor              20,000(c)        0.345%     $35.9688          1/3/10    $  452,412       $ 1,146,500

(a) The material terms of the options granted are: grant type, non-incentive; exercise price, fair market value on grant date; generally exercisable 25% after one year, an additional 25% after the second year and the remaining 50% after the third year; term of grant, 10 years; except in case of retirement, disability, death or change in control of the Company, any unexercisable options are generally cancelled upon termination of employment.

(b) As required by rules of the Securities and Exchange Commission, potential values stated are based on the prescribed assumption that the common shares will appreciate in value from the date of the grant to the end of the option term (ten years from the date of the grant) at annualized rates of 5% and 10% (total appreciation of 62.8% and 159.3%) resulting in values of approximately $58.59 and $93.29 for all options expiring on January 3, 2010; and $38.33 and $61.03 for all options expiring on May 23, 2010. They are not intended, however, to forecast possible future appreciation, if any, in the price of the common shares. The total of all stock options granted to employees, including executive officers, during fiscal 2000 was approximately 2.7% of the total number of common shares outstanding as of December 31, 2000. As an alternative to the assumed potential realizable values stated in the above table, the Securities and Exchange Commission rules would permit stating the present value of such options at date of grant. Methods of computing present values suggested by different authorities can produce significantly different results. Moreover, since stock options granted by the Company are not transferable to persons other than family members, there are no objective criteria by which any computation of present value can be verified. Consequently, the Company's management does not believe there is a reliable method of computing the present value of such stock options for proxy disclosure purposes.

(c) Options to purchase common shares granted by the Company in January 2000 as the annual grant.

(d) Options to purchase common shares granted by the Company in May 2000 in recognition of Mr. Cassidy's promotion to President of Cincinnati Bell.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

    The following table shows aggregate option exercises for common shares in the last fiscal year by each of the named executive officers and fiscal year-end values of each such officer's unexercised options at December 31, 2000:

                                                               NUMBER OF SECURITIES     VALUE OF UNEXERCISED
                                                              UNDERLYING UNEXERCISED   IN-THE-MONEY OPTIONS AT
                                                              OPTIONS AT FY-END (#)        FY-END ($) (a)
                             SHARES ACQUIRED      VALUE          EXERCISABLE (E)/         EXERCISABLE (E)/
           NAME              ON EXERCISE (#)   REALIZED ($)     UNEXERCISABLE (U)         UNEXERCISABLE (U)
           ----              ---------------   ------------   ----------------------   -----------------------
Richard G. Ellenberger              0               $0          (E)        222,475         (E)  1,570,821
                                                                (U)      1,957,825         (U) 11,912,768

Kevin W. Mooney                     0               $0          (E)         40,300         (E)    399,159
                                                                (U)        824,400         (U)  5,147,728

John F. Cassidy                     0               $0          (E)         36,200         (E)    299,100
                                                                (U)        676,100         (U)  1,648,147

Richard S. Pontin                   0               $0          (E)         24,875         (E)     22,544
                                                                (U)        700,025         (U)  3,892,770

Thomas E. Taylor                    0               $0          (E)         52,062         (E)    512,410
                                                                (U)        126,688         (U)    699,885

(a) On December 31, 2000, the value of a common share on the NYSE (based on the average of the high and low price of the common shares on such date) was $23.1563 per share.

PERFORMANCE UNIT AWARDS UNDER LONG TERM INCENTIVE PLAN AWARDS--LAST FISCAL YEAR

    The following table provides information concerning performance unit awards granted to the named executive officers during 2000 under the Long Term Incentive Plan. Each performance unit is equivalent to a percent, not more than 200%, of the value of a common share, based upon the extent to which the Company's total shareholder return ("TSR"), which includes dividends and share price appreciation, for a three-year performance period, compares with a comparison group mean total shareholder return for the same period. No performance unit awards will be awarded at the end of the performance period if the Company's TSR is negative. If the Company's TSR is 80% of the comparison group mean TSR, 50% of the value of the targeted number of performance units will be awarded. If the Company's TSR is greater than 80% of the comparison group mean TSR, up to 200% of the targeted number of performance units will be awarded, with, for example, 100% being awarded if the Company's TSR is 100% of the comparison group mean TSR and 200% being awarded if the Company's TSR is 140% of the comparison group mean TSR.

                                                                            ESTIMATED FUTURE PAYOUTS UNDER NON-
                                NUMBER OF        PERFORMANCE OR OTHER             STOCK PRICE-BASED PLANS
                             SHARES, UNITS OR   PERIOD UNTIL MATURATION           -----------------------
           NAME              OTHER RIGHTS (#)          OR PAYOUT          THRESHOLD (#)   TARGET(#)   MAXIMUM (#)
           ----              ----------------   -----------------------   -------------   ---------   -----------
Richard G. Ellenberger            50,000                2000-2002             7,925        15,850       31,700

Kevin W. Mooney                    3,500                2000-2002             1,600         3,200        6,400

               EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT
                       AND CHANGE-IN-CONTROL ARRANGEMENTS

    EMPLOYMENT AGREEMENT WITH MR. ELLENBERGER

    Effective January 1, 1999, the Company entered into an Employment Agreement with Mr. Ellenberger which provides for the employment and retention of Mr. Ellenberger for: a four-year term commencing on January 1, 1999, subject to automatic one year extensions unless terminated prior to the beginning of the final year. The Employment Agreement provides for a minimum base salary of $550,000 per year; a minimum bonus target of $360,000 per year; a grant of options to purchase 300,000 common shares, which options will become exercisable as to 75,000 common shares on January 1 of each year commencing January 1, 2000 (this grant was amended to provide that it became exercisable as to the first 75,000 common shares on December 31, 1999 rather than January 1, 2000); a restricted stock award of 300,000 Common Shares which will vest on December 31, 2002 (this grant was amended to provide that one-fourth of its shares vest on December 31 of each of 1999, 2000, 2001 and 2002); and annual grants of long term incentives with a present value of not less than $750,000.

    The Employment Agreement provides that, if Mr. Ellenberger's employment terminates within two years following a change in control of the Company, Mr. Ellenberger will receive a lump sum payment equal to three times his annual base salary and bonus target on the date of termination, plus certain continued medical, dental, vision and life insurance coverages as well as retiree medical benefits. In the event that the Company terminates Mr. Ellenberger's employment (other than for cause or disability or within two years of a change in control of the Company), Mr. Ellenberger will receive a lump sum payment equal to the greater of (a) two times his base salary rate and bonus target or (b) the base salary rate and bonus target for the remainder of the term of the Employment Agreement, plus the medical benefits and retiree medical benefits described above. In addition, to the extent that Mr. Ellenberger is deemed to have received an excess parachute payment by reason of a change in control, the Company shall pay Mr. Ellenberger an additional sum sufficient to pay (i) any taxes imposed under Section 4999 of the Code plus (ii) any federal, state and local taxes applicable to any taxes imposed under Section 4999 of the Code.

    EMPLOYMENT AGREEMENT WITH MR. MOONEY

    Effective January 1, 1999 the Company entered into an Employment Agreement with Mr. Mooney containing substantially similar terms to those contained in Mr. Ellenberger's Employment Agreement, except that it provides for: a minimum base salary of $230,000 per year; minimum bonus target of $105,000 per year; a grant of options to purchase 30,000 Common Shares for 1999 and an amount to be determined each year for subsequent years; a restricted stock award of 50,000 Common Shares which will vest on December 31, 2002; and annual grants of long term incentives with a present value of not less than $130,000.

    EMPLOYMENT AGREEMENT WITH MR. CASSIDY

    Effective January 1, 1999, the Company entered into an Employment Agreement with Mr. Cassidy containing substantially similar terms to those contained in Mr. Ellenberger's Employment Agreement, except that it provides for: a minimum base salary of $190,000; a minimum bonus target of $70,000; a grant of options to purchase 30,000 Common Shares for 1999 and an amount to be determined each year for subsequent years; a restricted stock award of 40,000 Common Shares which will vest on December 31, 2002; and a supplemental non-qualified pension in accordance with the following:

    If Mr. Cassidy's employment terminates after April 8, 2001 and prior to April 7, 2006, his non-qualified pension will be equal to that portion of his accrued pension under the Cincinnati Bell Management Pension Plan which is attributable to his first five years of service. If his employment terminates on or after April 8, 2006, his non-qualified pension shall equal that portion of his accrued pension under the Cincinnati Bell Management Pension Plan that is attributable to his first ten years of service. Mr. Cassidy's pension shall be paid to him (or his estate if his employment terminates by reason of death) within ninety days after the termination of his employment. In addition, if Mr. Cassidy's employment terminates within two years after a change of control of the Company, his lump sum payment will be equal to two times his annual base salary and bonus target on the date of termination plus certain continued medical, dental, vision and life insurance coverages as well as retiree medical benefits.

    EMPLOYMENT AGREEMENT WITH MR. PONTIN

    Effective April 9, 1999, the Company entered into an Employment Agreement with Mr. Pontin which provides for the employment and retention of Mr. Pontin for a two year term commencing April 9, 1999, subject to automatic one year extensions unless terminated prior to the beginning of each subsequent anniversary of April 9. The other terms and provisions of the Employment Agreement are substantially similar to those contained in Mr. Ellenberger's Employment Agreement, except that Mr. Pontin's Employment Agreement provides for: a minimum base salary of $260,000 per year; a minimum bonus target of $130,000 per year; a grant of options to purchase 99,500 Common Shares which options become exercisable as to 24,875 shares on each of April 9, 2000 and April 9, 2001 and 49,750 shares on April 9, 2002; a restricted stock award of 53,500 shares which vest as to one-fourth of those shares on April 9 of each of 2000, 2001, 2002 and 2003; and if Mr. Pontin's employment terminates within two years after a change in control, his lump sum payment will be equal to two times his annual base salary and bonus target plus continued medical, dental, vision and life insurance coverages as well as retiree medical benefits.

    If Mr. Pontin's employment terminates within two years after a change in control, his lump sum payment will be equal to two times his annual base salary and bonus target plus continued medical, dental, vision and life insurance coverages as well as retiree medical benefits.

    EMPLOYMENT AGREEMENT WITH MR. TAYLOR

    Effective January 1, 1999 the Company entered into an Employment Agreement with Mr. Taylor containing substantially similar terms to those contained in Mr. Ellenberger's Employment Agreement, except that it provides for: a minimum base salary of $205,000 per year; a minimum bonus target of $85,000 per year; a grant of options to purchase 30,000 Common Shares for 1999 and an amount to be determined each year for subsequent years; restricted stock award of 50,000 Common Shares which will vest on December 31, 2002; and annual grants of long term incentives with a present value of not less than $105,000.

EXECUTIVE DEFERRED COMPENSATION PLAN

    The Executive Deferred Compensation Plan permits, for any calendar year, each employee whose base pay and targeted bonus for the immediately preceding calendar year was at least $150,000 (a "key employee") to defer receipt of up to 75% of his or her base salary, up to 100% of his or her cash bonuses (including annual incentive awards and cash awards under the Long Term Incentive Plan) and up to 100% of any common share awards (not including awards of stock options or restricted stock) provided him or her under the Long Term Incentive Plan. In addition, any key employee who has received a restricted stock award under the Long Term Incentive Plan may generally elect to surrender any of the restricted shares of such award as long as such surrender is at least six months prior to the date on which the restrictions applicable to such shares would otherwise have lapsed. For all key employees who participate in the Executive Deferred Compensation Plan, there is also a Company "match" on the amount of base salary and cash bonuses deferred under the plan for any calendar year. In general, to the extent a participating key employee's base salary and cash bonuses for the applicable year do not exceed a certain annual compensation limit prescribed by the Code for tax-qualified plans (which limit is $160,000 for 1999 and $170,000 for 2000), the match is 4% of the base salary and cash bonuses deferred by the employee under the plan. To the extent a participating key employee's base salary and cash bonuses for the applicable year exceed the appropriate annual compensation limit, the match is generally equal to the lesser of 66 2/3% of the base salary and cash bonuses deferred by the key employee under the plan or 4% of the key employee's base salary and cash bonuses for the applicable year that are in excess of such annual compensation limit.

    Amounts deferred or surrendered by any participating key employee under the Executive Deferred Compensation Plan and any related Company "match" are credited to the account of the participant under the plan and are assumed to be invested in various mutual funds or other investments (including common shares) as designated by the participant; except that any restricted stock that is surrendered under the plan is generally assumed to be invested in common shares until at least six months after the date on which the restrictions applicable to such shares would otherwise have lapsed and that any Common Share awards that are deferred under the plan are assumed to be invested in common shares.

    The accounts under the Executive Deferred Compensation Plan are not funded, and benefits are paid from the general assets of the Company and its subsidiaries.

    Upon the termination of employment of any participant under the Executive Deferred Compensation Plan, the amounts then credited to the participant's account are generally distributed, as so elected by the participant, in two to ten annual installments (in cash and/or common shares); except that any amounts credited to his or her account under the plan that are attributable to his or her surrender of restricted stock (not including amounts that were credited to such account as assumed cash dividends on such stock) are forfeited if the restricted stock would have been forfeited at the time of the participant's termination of employment had such stock not been surrendered under the plan. In addition, as a special rule, in the event of a change in control of the Company, all of the amounts then credited under the plan to a participant's account under the plan are generally paid in a lump sum on the day after the change in control.

    The 2000 "match" for Messrs. Pontin and Taylor under the Executive Deferred Compensation Plan is reflected in the Summary Compensation Table under the "All Other Compensation" column. Messrs. Ellenberger, Mooney and Cassidy did not participate in the Executive Deferred Compensation Plan during 2000.

DEFINED BENEFIT OR ACTUARIAL PLAN DISCLOSURE

    All of the named executive officers of the Company participated during 2000 in both the Broadwing Pension Plan (the "Management Pension Plan"), which was formerly named the Cincinnati Bell Management Pension Plan and is a tax-qualified defined benefit pension plan, and a non-tax-qualified pension plan known as the Cincinnati Bell Inc. Pension Program (the "Pension Program"); except that Messrs. Cassidy and Pontin did not participate during 2000 in the Pension Program.

    The basic benefit formula under the Management Pension Plan is a cash balance formula. Under this formula, each participant has an account to which pension credits are allocated at the end of each year based upon the participant's attained age and plan compensation for the year (with such plan compensation being subject to a maximum legal annual compensation limit, which limit is $170,000 for each of 2000 and 2001). To the extent that a participant's plan compensation exceeds the Social Security old age retirement taxable wage base, additional pension credits are given for such excess compensation. The following chart shows the annual pension credits which are given at the ages indicated:

      ATTAINED AGE                           PENSION CREDITS
-------------------------  ----------------------------------------------------
Less than 30 years         2.50% of total plan compensation plus 2.50% of
                            excess compensation for 2000
                           2.75% of total plan compensation plus 2.75% of
                            excess compensation for 2001
30 but less than 35 years  2.75% of total plan compensation plus 2.75% of excess compensation for 2000
                           3.00% of total plan compensation plus 3.00% of
                            excess compensation for 2001
35 but less than 40 years  3.25% of total plan compensation plus 3.25% of excess compensation for 2000
                           3.50% of total plan compensation plus 3.50% of
                            excess compensation for 2001
40 but less than 45 years  4.00% of total plan compensation plus 4.00% of excess compensation for 2000
                           4.25% of total plan compensation plus 4.25% of
                            excess compensation for 2001
45 but less than 50 years  5.25% of total plan compensation plus 5.25% of excess compensation for each of 2000 and 2001
50 but less than 55 years  6.50% of total plan compensation plus 6.50% of excess compensation for each of 2000 and 2001
55 or more years           8.00% of total plan compensation plus 8.00% of
                            excess compensation for each of 2000 and 2001

    A participant's account under the Management Pension Plan is also generally credited with assumed interest for each calendar year at a certain interest rate. Such interest rate is 7.75% per annum for 2000 and 2001 with respect to a participant while he or she is still employed by the Company or a Company subsidiary and 3.5% (or 4% if a participant elects out of a pre-retirement death benefit) for a participant while he or she is not so employed. (In the case of a participant who was a participant in the Management Pension Plan on December 31, 1993 or who has benefits transferred from other plans to the Management Pension Plan, the participant's account also was credited with pension credits equivalent to the participant's accrued benefit on that date or when such benefits are transferred, as the case may be.)

    After retirement or other termination of employment, a participant under the Management Pension Plan is entitled to elect to receive a benefit under the plan in the form of a lump sum payment or as an annuity, generally based on the balance credited to the participant's cash balance account under the plan when the benefit begins to be paid (but also subject to certain transition or special benefit formula rules in certain situations).

    Under the Pension Program, each current active participant's pension at retirement, if paid in the form of a single life annuity, generally will be an amount equal to the difference between 50% of the participant's average monthly compensation (for the 36-month period that occurs during the 60-month period preceding retirement that produces the highest compensation amount) and the sum of the participant's benefits payable under the Management Pension Plan (including for this purpose amounts which are intended to supplement or be in lieu of benefits under the Management Pension Plan) and Social Security benefits. Also, there is a reduction in such pension amount of 2.5% for each year by which the sum of the participant's years of age and years of service at retirement total less than 75, and no benefits are payable if the participant terminates employment (other than by reason of his or her death) prior to attaining age 55 and completing at least 10 years of service credited for the purposes of the plan.

    As a participant under the Pension Program, if Mr. Ellenberger continues in employment and retires at age 65, his estimated single life annuity annual pension amounts under both the Management Pension Plan and the Pension Program combined, prior to deduction for Social Security benefits and assuming his annual compensation for all years subsequent to 2001 will be the same as his targeted compensation for 2001, would be $655,000. Since Mr. Ellenberger is currently age 48 with four years of service, his annual pension amount may be reduced if he retires prior to age 65.

EFFECT OF CHANGE IN CONTROL ON CERTAIN EXECUTIVE COMPENSATION PLANS

    Under the Long Term Incentive Plan, in the event of a change in control, all outstanding stock options will become immediately exercisable, all restrictions applicable to restricted stock awards will lapse and a pro rata portion of all accrued incentive awards will be paid in cash. Under the Executive Deferred Compensation Plan, the present value of all deferred amounts will be paid in cash in the event of a change in control. The present values of all accrued unfunded benefits under the Management Pension Plan and the Pension Program will be funded within five days after a change in control.

                            STOCK PERFORMANCE GRAPH

    The graph below shows the cumulative total shareholder return assuming the investment of $100 on the date specified (and the reinvestment of dividends thereafter) in each of (i) the Company's common shares (ii) the S&P 500-Registered Trademark- Stock Index, and (iii) the Network/Telephone Peer Group (the "Network Telecom Peer Group").

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CUMULATIVE TOTAL RETURN
Based upon an initial investment of $100 on December 31, 1995 with dividends reinvested

                  DEC-95  DEC-96  DEC-97  DEC-98  DEC-99  DEC-00
Broadwing Inc.      $100    $179    $183    $226    $511    $316
S&P 500(0)          $100    $123    $164    $211    $255    $232
Network Telecomm
Peer Group          $100    $102    $142    $211    $234    $201

SOURCE: GEORGESON SHAREHOLDER COMMUNICATIONS INC.

    The Network Telecom Peer Group consists of ALLTEL Corp., Ameritech Corp.(thru 3Q99), Bell Atlantic Corp., BellSouth Corp., Frontier Corp. (thru
2Q99), Global Crossing Ltd. (since 4Q98), GTE Corp., Level 3 Communications Inc., NYNEX Corp. (thru 2Q97), Pacific Telesis Group (thru 1Q97), Qwest Communications Intl. Inc.(since 3Q97), SBC Communications Inc., Southern New England Telecommunications Corp. (thru 3Q98), Sprint Corp., U S West, Inc. (thru
2Q00) and Williams Communications Group.

                                 OTHER MATTERS

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

    This Proxy Statement contains forward-looking statements including statements containing the words "believes," "anticipates," "expects," "intends" and words of similar import. These statements involve known and unknown risks and uncertainties that may cause our actual results or outcomes to be materially different from those anticipated and discussed herein. Important factors that we believe might cause such differences include those specific risks that are discussed in this Proxy Statement and in the Risk Factors detailed in the Company's previous filings with the Securities and Exchange Commission. In assessing forward-looking statements contained herein, shareholders are urged to read carefully all cautionary statement in this Proxy Statement and in those other filings made by the Company with the Commission.

CERTAIN TRANSACTIONS

    In connection with the Company's 1999 merger with IXC Communications, Inc. (now known as Broadwing Communications Inc.), pursuant to an Investment Agreement, dated July 21, 1999, among the Company and Oak Hill Capital Management, Inc. and its affiliated entities, Oak Hill purchased $400,000,000 of convertible subordinated debentures of the Company. The debentures are convertible at the option of Oak Hill at any time into common shares at a price of $29.89 per share. Pursuant to the Investment Agreement, as long as Oak Hill and its affiliated entities hold at least two-thirds of the common shares issued or issuable upon conversion of the $400,000,000 of convertible subordinated debentures, Oak Hill has the right to designate one director. Mr. J. Taylor Crandall is currently the designee of Oak Hill on the Board of Directors of the Company. The Investment Agreement resulted from arms-length negotiations between the Company and Oak Hill.

SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York and Cincinnati Stock Exchanges. Directors, executive officers and greater than 10% shareholders are required by regulations of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) reports they file. Such reports are filed on Forms 3, 4 and 5 under the Exchange Act. Based solely on its review of the copies of such forms received by it, the Company believes that, during the period commencing January 1, 2000 and ending December 31, 2000, all such persons complied on a timely basis with the filing requirements of Section 16(a), with the exception of Mr. Smith, who reported one transaction on a Form 4 filed in June, 2000 which should have been reported earlier on his Form 5 for fiscal 1999, and Mr. Redfield, who filed a Form 3 four days late.

SHAREHOLDER PROPOSALS FOR NEXT YEAR'S ANNUAL MEETING

    Shareholder proposals intended for inclusion in next year's Proxy Statement should be sent to Jeffrey C. Smith, Secretary, Broadwing Inc., 201 East Fourth Street, P.O. Box 2301, Cincinnati, Ohio 45201, and must be received by
November 23, 2001. Any such proposal must comply with Rule 14a-8 promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Any shareholder who intends to propose any other matter to be acted upon at the 2002 annual meeting of shareholders without inclusion of such proposal in the Company's proxy statement must inform the Company no later than February 6, 2002. If notice is not provided by that date, the persons named in the Company's proxy for the 2002 annual meeting will be allowed to exercise their discretionary authority to vote upon any such proposal without the matter having been discussed in the proxy statement for the 2002 annual meeting.

    You may propose director candidates for consideration by our Board's Governance and Nominating Committee. Any such recommendations should be directed to Jeffrey C. Smith, Secretary, Broadwing Inc., 201 East Fourth Street,
P.O. Box 2301, Cincinnati, Ohio 45201. In order to make a director nomination at a shareholder meeting, it is necessary that you notify Broadwing not fewer than 120 days in advance of the day specified as the mailing date in our proxy statement for the prior year's annual meeting of shareholders. Thus, since
March 30, 2001 is specified as the mailing date in this year's Proxy Statement, in order for any such nomination notice to be timely for next year's annual meeting, it must be received by Broadwing no later than November 23, 2001. In addition, the notice must meet all other requirements in our Amended Regulations.

OTHER MATTERS TO COME BEFORE THE MEETING

    At the time this Proxy Statement was released for printing on March 19, 2001, the Company knew of no other matters that might be presented for action at the meeting. If any other matters properly come before the meeting, it is intended that the voting shares represented by proxies will be voted with respect thereto in accordance with the judgment of the persons voting them.

FINANCIAL STATEMENTS AVAILABLE

    The Broadwing 2000 Annual Report to shareholders, which includes the consolidated financial statements of the Company and its subsidiaries, has been mailed to shareholders concurrently with this mailing of this Proxy Statement, but is not incorporated into this Proxy Statement and is not to be considered a part of these proxy solicitation materials. If you would like a copy of the Company's 2000 Annual Report as filed with the Securities and Exchange Commission, please write to Jeffrey C. Smith, Secretary, Broadwing Inc.,
201 East Fourth Street, P.O. Box 2301, Cincinnati, Ohio 45201, and the Company will send you one free of charge.

PROXY STATEMENTS FOR SHAREHOLDERS SHARING THE SAME HOUSEHOLD MAILING ADDRESS

    As part of the Company's efforts to reduce costs and increase efficiency, when possible only one copy of this Proxy Statement and Annual Report has been delivered to multiple shareholders sharing the same household mailing address unless the Company has received contrary instructions from one or more of the shareholders at that address.

    Upon written or oral request, Broadwing will provide a separate copy of the Proxy Statement to a shareholder at a shared address to which a single copy of the Proxy Statement was delivered. If your household mailing address is shared with other shareholders and you did not receive a separate Proxy Statement and Annual Report, but would like to receive a separate copy of this as well as future Company communications, please contact our transfer agent, The Fifth Third Bank, at the following address:

           The Fifth Third Bank
           Corporate Trust Administration
           Attn: Tanya Perry, Mail drop #10AT60
           38 Fountain Square Plaza
           Cincinnati, OH 45263

    If shareholders residing at the same household mailing address are currently receiving multiple copies of Company communications but would like to receive only one in the future, please send written notice to The Fifth Third Bank at the above address. In the written notice please indicate the names of all accounts in your household and The Fifth Third Bank will forward you the appropriate forms for completion.

    Any shareholders participating in the householding program will, however, continue to receive a separate proxy card for each account.

                                          By Order of the Board of Directors

                                          /s/ Jeffrey C. Smith

                                          Jeffrey C. Smith
                                          Secretary

March 30, 2001

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                                 BROADWING INC.
   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL
              MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 30, 2001

The undersigned hereby appoints James D. Kiggen, Karen M. Hoguet and John M. Zrno each or any of them, proxies, with full power of substitution, to represent and to vote all common shares and 6.75% Cumulative Convertible Preferred Stock of Broadwing Inc. held of record by the undersigned on March 5, 2001, at the Annual Meeting to be held on April 30, 2001, at 10:00 A.M. Central Time at the Stephen F. Austin Intercontinental Hotel in Austin, Texas, and at any adjournment or postponement thereof, notice of which meeting together with the related Proxy Statement has been received. The proxies are directed to vote the shares the undersigned would be entitled to vote if personally present.


ITEM 1 Authority to vote for the election of Class II directors whose terms expire in 2004.

             FOR / /                        WITHHELD / /
       ALL NOMINEES LISTED              AUTHORITY TO VOTE
       (EXCEPT AS MARKED TO
       THE CONTRARY BELOW


INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW:


     Phillip R. Cox      William A. Friedlander        John M. Zrno


ITEM 2 In their discretion, to transact such other business as may be properly brought before the meeting and at any adjournment(s) or post postponement(s) thereof.

                           (CONTINUED ON REVERSE SIDE)
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BROADWING INC.
C/O CORPORATE TRUST SERVICES
MAIL DROP 10AT66--3212
38 FOUNTAIN SQUARE PLAZA
CINCINNATI, OHIO 45263

                              FOLD AND DETACH HERE
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Please vote, date and sign below and return this proxy form promptly in the enclosed envelope. If you attend the meeting and wish to change your vote, you may do so automatically by casting your vote at the meeting. This proxy form, when properly executed, will be voted in accordance with the directions given by the shareholder. If no directions are given hereon, the proxy form will be voted FOR the election of directors, and FOR the approval of the independent accountants. This proxy delegates discretionary authority with respect to any other matters which may come before the meeting.

                                        Dated _______________________, 2001


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                                        SIGNATURE

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                                        SIGNATURE IF SHARES HELD JOINTLY
                                        Please sign exactly as name appears
                                        opposite. Executors, trustees,
                                        administrators and other fiduciaries
                                        should so indicate.


                YOU CAN VOTE YOUR SHARES BY TELEPHONE OR INTERNET

Broadwing encourages you to take advantage of convenient ways to vote your shares. If voting by proxy, you may vote by mail, or choose one of the two methods described below. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, and returned your proxy card. To vote by telephone or Internet, read the 2001 Proxy Statement and accompanying materials and then follow these easy steps:

To Vote by Phone (U.S. and Canada)

Call toll free 1-___________ in the United States or Canada any time on a touch tone telephone. There is no charge for the call.

Enter the __-digit Control Number located above.

Option #1: To vote as the Board of Directors recommends on ALL proposals:
           Press __ When asked, please confirm your vote by pressing ___

Option #2: If you choose to vote on each proposal separately, press ___ and follow the simple recorded instructions.

To Vote by Internet (worldwide)

Go the following web site:

www.

Enter the information requested on your computer screen, including your __-digit Control Number located above.

Follow the simple instructions on the screen.

   If you vote by telephone or the Internet, DO NOT mail back the proxy card.